SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	August 31, 2004
( Date of earliest event reported)	August 31, 2004

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-24724	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Adress of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

       On August 31, 2004, Heartland Financial USA, Inc. (the "Company") issued a press release announcing that its subsidiary, Heartland Financial Capital Trust I, will redeem on September 30, 2004 (the "Redemption Date") all of its 9.60% Trust Preferred Securities and its 9.60% Common Securities at a redemption price equal to the $25.00 liquidation amount of each security plus all accrued and unpaid interest per security up to the Redemption Date. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statements of Business Acquired.

            None.

    (b) Pro Forma Financial Information.

            None.

    (c) Exhibits.

            99.1 Press Release dated August 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND FINANCIAL USA, INC.

Date: August 31, 2004	By:	/s/ John K. Schmidt
John K. Schmidt
Executive Vice President, COO and CFO